Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of NVR, Inc. for the period ended September 30, 2003, each of the undersigned officers of NVR, Inc., hereby certifies pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	this Form 10-Q for the period ended September 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in this Form 10-Q for the period ended September 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of NVR, Inc.

Date: October 27, 2003	By:	/s/ Dwight C. Schar

Dwight C. Schar Chairman and Chief Executive Officer

	By:	/s/ Paul C. Saville

Paul C. Saville Executive Vice President, Chief Financial Officer and Treasurer

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